                                                                    EXHIBIT 10.2

                    ASSIGNMENT AND ASSUMPTION OF REAL ESTATE
                           PURCHASE AND SALE AGREEMENT


         This Assignment and Assumption of Real Estate Purchase and Sale Agreement (this "Assignment") is made and entered into as of the 24th day of June, 2002, by and between RONALD A. POTTS, an individual and resident of the State of Florida ("Potts") and PEGGY EVANS, an individual and resident of the State of Georgia ("Evans") (Potts and Evans are hereinafter collectively referred to as "Assignor"), and OASIS WISCONSIN-DELL, LLC, a Wisconsin limited liability company ("Assignee").

                              W I T N E S S E T H:

         For and in consideration of Ten and 00/100 Dollars ($10.00), the terms and conditions of this Assignment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and convey to Assignee all of Assignor's right, title, interest, powers, privileges and benefit in and to that certain Real Estate Purchase and Sale Agreement dated April 16, 2002, by and between Potts, as "Purchaser," and Charles B. Hicks, an individual and resident of the State of Tennessee, as "Seller", as amended by that certain Amendment to Real Estate Purchase and Sale Agreement dated April 16, 2002, as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of April 23, 2002, and as further amended by that certain Third Amendment to Purchase and Sale Agreement dated June 24, 2002 (as amended, the "Contract"), and all of Assignor's right, title and interest in and to all Earnest Money (if any) deposited in connection with the Contract, and Assignee does hereby accept all of the right, title, interest, powers, privileges and benefits of Assignor in and to the Contract and said Earnest Money and hereby assumes and agrees to perform, discharge and fulfill all of the duties and obligations of Assignor under the Contract.

         IN WITNESS WHEREOF, Assignor and Assignee hereunto set their hands and seals on the day and year first above written.

                              ASSIGNOR:

                              /s/ Ronald A. Potts                         (SEAL)
                              --------------------------------------------
                              RONALD A. POTTS


                              /s/ Peggy Evans                             (SEAL)
                              --------------------------------------------
                              PEGGY EVANS





                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                       ASSIGNEE:

                                       OASIS WISCONSIN-DELL, LLC, a Wisconsin
                                       limited liability company

                                       By:/s/ Ronald A. Potts
                                          --------------------------------------
                                       Name:  Ronald A. Potts
                                            ------------------------------------
                                       Title: Authorized Representative
                                             -----------------------------------


                                                [COMPANY SEAL]



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